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                                 UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                     Form 8-K


                            Current Report Pursuant to
                              Section 13 or 15(d) of
                        the Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported):   May 17, 1995




                                    THE CHERRY CORPORATION
              (Exact Name of Registrant as Specified in its Charter)




                                   DELAWARE
                  (State or Other Jurisdiction of Incorporation)





          0-8955                                36-2977756
  (Commission File Number)         (I.R.S. Employer Identification Number)




  3600 Sunset Avenue, Waukegan, Illinois                        60087
  (Address of Principal Executive Offices)                    (Zip Code)



                                  (708) 662-9200
               (Registrant's Telephone Number, Including Area Code)

















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  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


  EXHIBITS

  Number              Description of Exhibit

  4                   Multicurrency Credit Agreement






















































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                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE CHERRY CORPORATION



                                By:  /s/ Dan A. King
                                         Dan A. King, Treasurer, Secretary
                                         and Corporate Controller



  Dated:  May 19, 1995.